IN THE UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS

_______________________________________________________
)
PALOMAR MEDICAL TECHNOLOGIES, INC.	)
and THE GENERAL HOSPITAL	)
CORPORATION,	)
)
Plaintiffs	)
)
)
v.	)	Civil Action No.
	)	1:06-CV-11171 (RWZ)
ALMA LASERS, INC.,	)
)
)
Defendant	)
________________________________________________	)

CONSENT JUDGMENT

        The parties having considered the facts and applicable law and having agreed to the entry of this Judgment, it is therefore found, adjudged, and decreed as follows:

1.     This Court has jurisdiction over the parties and the subject matter pursuant to 28 U.S.C. § 1338.

2.     Plaintiff The General Hospital Corporation (“MGH”) is the owner of U.S. Patent No. 5,735,844 (“the ‘844 patent”), and plaintiff Palomar Medical Technologies, Inc. (“Palomar”) is the exclusive licensee of the ‘844 patent.

3.     Plaintiff The General Hospital Corporation (“MGH”) is the owner of U.S. Patent No. 5,595,568 (“the ‘568 patent”), and plaintiff Palomar Medical Technologies, Inc. (“Palomar”) is the exclusive licensee of the ‘568 patent.

4.     The defendant, Alma Lasers, Inc. (“Alma”), has infringed (directly and by inducement) the asserted claims of the ‘844 and ‘568 patents by its manufacture, offer for sale, sale, and/or use of Alma’s Harmony™, Sonata™, Soprano™, and SopranoXL™ systems (the “Alma Products”).

5.     The ‘844 patent is valid and enforceable as to the Alma Products.

6.     The ‘568 patent is valid and enforceable as to the Alma Products.

7.     Alma has infringed the Palomar Trade Dress, as defined in Paragraph 13 of the Second Amended Complaint, filed on February 22, 2007.

8.     This Judgment shall finally conclude and dispose of all claims and counterclaims in this lawsuit of all parties with prejudice.

9.     The parties shall bear their own costs of this action, and all rights of appeal are waived. Neither party is entitled to collect from the other attorneys’ fees except as expressly set forth in Section 3 of that certain Settlement Agreement by and between the parties dated March 29, 2007.

10.     This Court retains exclusive jurisdiction of this action for the purpose of insuring compliance with this Judgment.

Dated: _________, 2007	Rya W. Zobel
UNITED STATES DISTRICT JUDGE

The parties hereby stipulate and agree to entry of the foregoing judgment as a final judgment in this action.

PALOMAR MEDICAL TECHNOLOGIES, INC. and THE GENERAL HOSPITAL CORPORATION	ALMA LASERS, INC.

By their attorneys,	By its attorneys,
____________________________	____________________________
Wayne L. Stoner (BBO #548015)	John J. Cotter (BBO # 554524)
Vinita Ferrera (BBO #631190)	Thomas A. Turano (BBO # 552168)
Kate Saxton (BBO #655903)	David A. Simons (BBO # 638740)
Wilmer Cutler Pickering Hale and Dorr LLP	Kirkpatrick & Lockhart Nicholson Graham LLP
60 State Street	State Street Financial Center
Boston, Massachusetts 02110	One Lincoln Street
Tel.: (617) 526-6000	Boston, Massachusetts 02111
Fax: (617) 526-5000	(617) 261-3100

Dated:_____________________, 2007	Dated:_____________________, 2007

LIBC/2953965.1